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                                    Schroder
                              Emerging Markets Fund
                             Institutional Portfolio







                                  ANNUAL REPORT
                                October 31, 1997







                             Schroder Capital Funds
                                   (Delaware)

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SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------

Two Portland Square, Portland, Maine 04101
General Information            (207) 879-6200
Account Information            (800) 344-8332
Fund Literature                (800) 290-9826
Fax                            (207) 879-6050

INVESTMENT OBJECTIVE

The Fund seeks to achieve long-term capital appreciation through direct or indirect investment in equity and debt securities of issuers domiciled or doing business in emerging markets countries in regions such as Asia, Latin America, Eastern and Southern Europe and Africa. It is designed for investors who seek the aggressive growth potential of emerging world markets and are willing to bear the special risks of investing in these markets. Securities are selected on the basis of potential for capital appreciation without regard for current income. The Fund currently seeks to achieve its investment objective by investing all of its investable assets in Schroder Emerging Markets Fund Institutional Portfolio (the "Portfolio"), a series of a registered open-end investment company that has substantially the same investment objective and policies as the Fund. The enclosed annual report includes the financial statements of both the Fund and the Portfolio.

INVESTMENT ADVISER

Schroder Capital Management International Inc. (the "Investment Adviser") is a wholly owned indirect subsidiary of Schroders plc, the London Stock Exchange listed holding company parent of an investment banking and investment management group of companies (the "Schroder Group") that dates its origins to 1804. The investment management operations of the Schroder Group are located in 20 countries worldwide including 11 offices in emerging markets. The Schroder Group has been managing international investment portfolios since the early years of this century. At the end of the last calendar quarter, September 30, 1997, the Schroder Group had over $175 billion in assets under management. At that same date, the Investment Adviser, together with its U.K. affiliate, Schroder Capital Management International Ltd., had over $28 billion under management, of which approximately $7.6 billion was invested in dedicated emerging markets mandates.





                                                      December 19, 1997

Dear Shareholder:

The Schroder Emerging Markets Fund Institutional Portfolio's total return for Investor Shares for the six month period and fiscal year ended October 31, 1997 was -13.23% and 0.27%, respectively (total return does not reflect the deduction of the purchase and redemption fee of 0.50%, respectively). The Fund underperformed the unmanaged Morgan Stanley Capital International Emerging Markets Free (excluding Malaysia) Index ("Index") which returned -11.67% for the six month period and 1.02% for the fiscal year. Stock selection was the main cause of underperformance over the last year, but the return for the period exceeded the Index because of strategic country weighting decisions.

Stock selection in South Africa, Mexico and China were strong performers while holdings in Taiwan, Indonesia, Chile and Israel negatively impacted performance. At the country level, the decisions to overweight China (+ 22.3% in the fiscal year) and India (+18.1%) and to be underweight Thailand (- 67.7%) and South Africa (-5.7%) benefited the Fund. An overweighting in the Philippines (-54.5%) and a general underweighting in Latin America (+23.9%) diminished returns.

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SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
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Looking ahead,  management  expects to see continued  volatility over the coming months, especially in Asia. An important indicator for Asia will be the onset of currency stability, which should lead to a reduction in interest rates and allow some form of stability to return to the financial systems of these countries. We anticipate an improvement in exports and current account balances generally in 1998, following the recent currency declines. After the recent dramatic declines in many of the Asian markets, the correction in Latin America, improving fundamentals in Europe and Africa, we believe that valuations in many of the emerging markets are attractive and that favorable longer term prospects will start to reassert themselves. Management believes the long-term fundamentals for emerging markets remain intact, it is now a question of how long before they are realized.

Thank you for your continued support and interest in the Schroder Emerging Markets Fund Insitutional Portfolio.


                                            Sincerely,

                                            /s/ M. J. Smith

                                            Mark J. Smith
                                            President



                                       2
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SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
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MANAGEMENT DISCUSSION AND ANALYSIS (As of October 31, 1997)

Q: What is the Fund's investment approach for choosing companies in emerging markets?

A: The Fund's approach is to target companies that offer sustainable growth, professional management, and a strong domestic market share in their business or a powerful franchise. The primary attraction of emerging markets is the high growth rates that they may offer relative to the developed world. Fund management searches for companies that appear to be in a position to benefit from rising living standards and increased infrastructure development. Schroders' extensive network of 53 analysts, located in eleven emerging market offices around the world, assist Fund management in identifying attractively priced securities across a broad capitalization range.

Q: Has the Fund's exposure to Asian markets been reduced over the past six months?

A: Yes, the Fund's exposure to Asian markets was reduced from 39.7% to 30.1% in the last six months. Compared with the MSCI Emerging Markets Free (ex-Malaysia) Index, the Fund is now in a neutral position. However, within this overall neutral position, the Fund remains overweight in India and China and underweight in Thailand and Taiwan.

Q:  How quickly might we see a recovery in the Asian markets?

A: The dramatic falls in many Asian emerging markets are likely to generate opportunities over the next year. However, the response of governments will be crucial, with some countries likely to address their problems more quickly than others. Many of the problems originate from weak financial sectors and over investment in unproductive assets such as property. Those countries that are prepared to reduce budget deficits, restructure financial sectors and embrace IMF restructuring packages should see their economies recover. With currencies now extremely competitive, following devaluations in many countries, current account deficits should shrink as imports slow and exports accelerate. This in turn should lead to currency stability and falling interest rates allowing for a more conducive environment for equity markets.

Q: What is the Fund's asset composition for the 12-month period ended October 31, 1997?

A: As of October 31, 1997, the Fund was approximately 91.6% invested in equities and 8.4% in cash and other assets. The largest regional position was Latin America where the weighting has increased from 30.6% a year ago to 34.8% today. In contrast, over the fiscal year, the Asian weighting has fallen from 44.2% to 30.1%. Against the MSCI Emerging Markets Free (ex-Malaysia) Index, the Fund's key positions at fiscal year end are to be underweight Brazil, South East Asia and South Africa and overweight India, China, and Eastern Europe.

Q:  Will we see continued economic growth in Latin American markets?

A: Latin America has enjoyed a strong cyclical upswing in the past couple of years. The region has ridden on the coattails of a vigorous U.S. economy and management believes U.S. growth is expected to remain firm in the year ahead. Latin America is quite dependent, however, on foreign capital inflows. Deterioration in foreign investors' confidence in the region's currencies could slow growth there, just as it has done in Asia.

Management scaled back exposure over the summer and fall and are now concerned that the Asian problems could spread to Latin America. Brazil appears particularly vulnerable to an attack on its currency, as its trade deficit worsens.


THE VIEWS EXPRESSED IN THIS REPORT WERE THOSE OF THE FUND'S PORTFOLIO MANAGERS AS OF OCTOBER 31, 1997, AND MAY NOT REFLECT THE VIEWS OF THE PORTFOLIO MANAGERS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANY TIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS.

                                       3
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SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
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INVESTMENT ADVISER'S REPORT-COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

The following information compares a change in value of a $10,000 investment in the Fund with the performance of the Morgan Stanley Capital International ("MSCI") Emerging Markets Free ("EMF") Index and MSCI EMF ex-Malaysia Index. The MSCI EMF Index is a market capitalization index of companies representative of the market structure of 26 emerging countries in Europe, Latin America, and the Pacific Basin. The index excludes closed markets and those shares that are not purchasable by foreigners in otherwise free markets. The MSCI EMF Index Ex-Malaysia Index is a benchmark used by the Fund's Investment Adviser to exclude investments in Malaysia, which may be considered a developed market. Malaysia represented between 7.6% and 16.7% of the MSCI EMF Index during the period reported. The index is unmanaged and excludes the effect of any expenses, which have been deducted from the Fund's return. Total return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the Fund assumes reinvestments of dividends and distributions and reflects the deduction of the purchase and redemption fee of 0.50%, respectively, imposed by the Fund. Advisor Shares have higher expenses and, therefore, have lower performance than Investor Shares. The Schroder Emerging Markets Fund Institutional Portfolio - Investor Shares average annual return as of the calendar quarter ending September 30, 1997 for the one year and since inception periods was 14.57% and 12.13%, respectively. PAST PERFORMANCE CANNOT PREDICT NOR GUARANTEE FUTURE RESULTS.

  SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO - INVESTOR SHARES VS.
                  MSCI EMF INDEX AND MSCI EMF EX-MALAYSIA INDEX

[Graph begins]

                                                                          Mar-95 (a)    Apr-95       May-95      Jun-95      Jul-95
Schroder Emerging Markets Fund Institutional Portfolio -Investor Shares   $  9,950     $10,268     $ 10,875    $ 10,905    $ 11,214
MSCI EMF Index                                                            $ 10,000     $10,449     $ 11,005    $ 11,038    $ 11,285
MSCI EMF ex-Malaysia Index                                                $ 10,000     $10,570     $ 11,077    $ 11,090    $ 11,339


  Aug-95      Sep-95      Oct-95       Nov-95      Dec-95
$ 10,885    $ 10,945    $ 10,577     $ 10,368    $ 10,694
$ 11,019    $ 10,967    $ 10,547     $ 10,359    $ 10,819
$ 11,150    $ 11,130    $ 10,740     $ 10,507    $ 10,944





  Jan-96       Feb-96      Mar-96      Apr-96      May-96       Jun-96
$ 11,830     $ 11,541    $ 11,551    $ 12,010    $ 12,199     $ 12,070
$ 11,588     $ 11,404    $ 11,493    $ 11,952    $ 11,899     $ 11,973
$ 11,798     $ 11,489    $ 11,446    $ 11,873    $ 11,909     $ 11,989





  Jul-96       Aug-96       Sep-96      Oct-96      Nov-96       Dec-96
$ 11,312     $ 11,521     $ 11,571    $ 11,023    $ 11,192     $ 11,542
$ 11,155     $ 11,441     $ 11,540    $ 11,232    $ 11,420     $ 11,472
$ 11,151     $ 11,367     $ 11,445    $ 11,040    $ 11,173     $ 11,211





  Jan-97       Feb-97      Mar-97      Apr-97       May-97      Jun-97
$ 12,250     $ 12,729    $ 12,499    $ 12,739     $ 13,238    $ 14,016
$ 12,254     $ 12,779    $ 12,443    $ 12,465     $ 12,822    $ 13,508
$ 12,093     $ 12,609    $ 12,348    $ 12,626     $ 13,003    $ 13,865




  Jul-97       Aug-97      Sep-97      Oct-97
$ 14,325     $ 12,799    $ 13,258    $ 10,998
$ 13,710     $ 11,966    $ 12,298    $ 10,280
$ 14,299     $ 12,798    $ 13,280    $ 11,153


[Graph ends]

INVESTMENT VALUE ON 10/31/97
----------------------------
Schroder Emerging Markets Fund Institutional Portfolio - Investor Shares         $     10,998
Schroder Emerging Markets Fund Institutional Portfolio - Advisor Shares          $      9,760
MSCI EMF Index                                                                   $     10,280
MSCI EMF ex-Malaysia Index                                                       $     11,153

AVERAGE ANNUAL TOTAL RETURN ON 10/31/97                                                   1 YEAR   SINCE INCEPTION
---------------------------------------                                                   ------   ---------------
Schroder Emerging Markets Fund Institutional Portfolio - Investor Shares                  (0.77)%      3.74%(a)
Schroder Emerging Markets Fund Institutional Portfolio - Advisor Shares                     N/A       (2.54)%(b)
MSCI EMF Index                                                                            (8.48)%      1.07%
MSCI EMF ex-Malaysia Index                                                                 1.02%       4.31%

(a) Inception date for Investor Shares is March 31, 1995.
(b) Inception date for Advisor Shares is November 21, 1996.


                                       4
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SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
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          PORTFOLIO CHARACTERISTICS AS OF OCTOBER 31, 1997 (UNAUDITED)

                 COUNTRY WEIGHTINGS                                  INVESTMENT BY INDUSTRY
                                            MSCI EMF
                                          (ex-Malaysia)
Country               % of Net Assets         Index          Industry                      % of Net Assets
-----------------------------------------------------        ----------------------------------------------
Brazil                       12.5%            16.0%           Energy                               18.70%
Mexico                       12.3%            12.0%           Telecommunications                   13.66%
India                         9.8%             7.7%           Services                             13.29%
South Africa                  7.2%            12.6%           Capital Equipment                    11.94%
China/Hong Kong               5.4%             0.7%           Materials                            11.37%
Chile                         4.4%             4.8%           Finance                              10.49%
Korea, Republic of            4.2%             3.2%           Multi-Industry                        6.33%
Argentina                     4.2%             4.4%           Consumer Goods                        4.99%
Taiwan                        4.1%             9.7%           Retail                                0.98%
Portugal                      3.6%             4.0%           Cash and Other Net Assets             8.25%
Philippines                   2.9%             1.7%                                               -------
                                                              Total                               100.00%
Indonesia                     2.8%             3.9%                                               -------
Israel                        2.6%             2.9%
Turkey                        2.6%             3.0%
Hungary                       2.3%             0.8%
Poland                        2.2%             0.7%                       TOP TEN HOLDINGS
Venezuela                     1.5%             1.8%
Greece                        1.1%             3.0%
Egypt                         1.0%             0.0%           Security                            % of Net Assets
Thailand                      0.9%             2.4%           ---------------------------------------------------
                                                              Migros Turk (Tky)                          2.00%
Czech Republic                0.8%             1.2%           Telecomunicacoes Brasilerias SA
Pakistan                      0.7%             1.0%                Telebras (Bz)                         1.99%
Russia                        0.7%             0.0%           Telefonos de Mexico SA
Botswana                      0.5%             0.0%               ADR (Mex)                              1.87%
Mauritius                     0.5%             0.0%           Petrol Brasileiro-Petrobras (Bz)           1.78%
Peru                          0.3%             1.3%           Fomento Economico Mexicano
Croatia                       0.3%             0.0%                SA de CV(Mex)                         1.69%
Slovak Republic               0.1%             0.0%           Electricidad de Caracas (Vz)               1.48%
Zimbabwe                      0.1%             0.0%           Mahanagar Telephone
Cash and Other Net Assets     8.4%                                 Nigam Ltd.(Ind)                       1.41%
                            ------
Total                       100.0%                            Centrias Electricas Brasileiras SA
                            ------                                 Electrobras (Bz)                      1.40%
                                                              YPF Sociedad Anonima ADR (Arg)             1.33%
                                                              Cifra SA de CV (Mex)                       1.33%
                                                                                                        ------
                                                              Total                                     16.28%
                                                                                                        ------


                                       5
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SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (FUND)
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STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1997

ASSETS:
      Investments (Notes 1 and 2):
         Investment in Schroder Emerging Markets Fund Institutional
           Portfolio (the "Portfolio")                                                                       $ 204,415,739
      Receivable for Fund shares sold                                                                              348,250
      Other receivables                                                                                             41,689
      Organization cost, net of amortization (Note 2)                                                               14,533
                                                                                                       --------------------
                               Total Assets                                                                    204,820,211
                                                                                                       --------------------

LIABILITIES:
      Payable to administrator (Note 3)                                                                             67,856
      Payable to subadministrator (Note 3)                                                                           9,817
      Accrued expenses and other liabilities                                                                        26,776
                                                                                                       --------------------
                               Total Liabilities                                                                   104,449
                                                                                                       --------------------
                               Net Assets                                                                    $ 204,715,762
                                                                                                       ====================

COMPONENTS OF NET ASSETS:
      Paid-in capital                                                                                        $ 213,131,683
      Undistributed net investment income (loss)                                                                   431,813
      Accumulated net realized gain (loss)                                                                     (10,764,936)
      Net unrealized appreciation (depreciation) on investments                                                  1,917,202
                                                                                                       --------------------
                               Net Assets                                                                    $ 204,715,762
                                                                                                       ====================

NET ASSETS BY CLASS
      Investor Class                                                                                         $ 179,435,507
      Advisor Class                                                                                             25,280,255
                                                                                                       --------------------
                               Net Assets                                                                    $ 204,715,762
                                                                                                       ====================

SHARES OF BENEFICIAL INTEREST
      Investor Class                                                                                            16,199,944
      Advisor Class                                                                                              2,276,150

NET ASSET VALUE OFFERING AND REDEMPTION PRICE PER SHARE
      (NET ASSETS / SHARES OF BENEFICIAL INTEREST)
      Investor Class                                                                                               $ 11.08
      Advisor Class                                                                                                $ 11.11


    The accompanying notes are an integral part of the financial statements.
                                       6
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SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (FUND)
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

STATEMENT OF OPERATIONS
                                                                                                            FOR THE
                                                                                                          YEAR ENDED
                                                                                                       OCTOBER 31, 1997
                                                                                                      --------------------
NET INVESTMENT INCOME ALLOCATED FROM THE PORTFOLIO (PORTFOLIO):
     Dividend income (net of foreign withholding taxes of $301,502)                                           $ 3,811,777
     Interest income                                                                                              447,639
     Net expenses                                                                                              (2,756,426)
                                                                                                      --------------------
                              Net Investment Income Allocated from the Portfolio                                1,502,990
                                                                                                      --------------------

EXPENSES:
     Administration  (Note 3)                                                                                     117,170
     Subadministration (Note 3)                                                                                   105,382
     Transfer agency (Note 3)                                                                                      28,386
     Shareholder services  - Advisor Shares (Note 3)                                                               43,522
     Accounting (Note 3)                                                                                           12,000
     Legal                                                                                                         17,413
     Audit                                                                                                         10,609
     Registration                                                                                                  35,482
     Reporting                                                                                                     46,897
     Trustees                                                                                                       4,824
     Amortization of organization costs (Note 2)                                                                    6,000
     Miscellaneous                                                                                                 18,857
                                                                                                      --------------------
                              Total Expenses                                                                      446,542
     Fees waived and expenses reimbursed  (Note 4)                                                                (28,384)
                                                                                                      --------------------
                              Net Expenses                                                                        418,158
                                                                                                      --------------------

NET INVESTMENT INCOME (LOSS)                                                                                    1,084,832
                                                                                                      --------------------

NET  REALIZED AND  UNREALIZED  GAIN (LOSS) ON INVESTMENTS  AND FOREIGN  CURRENCY
     TRANSACTIONS ALLOCATED FROM THE PORTFOLIO:
     Net realized gain (loss) on investments sold (A)                                                          (4,471,715)
     Net realized gain (loss) on foreign currency transactions                                                   (220,354)
                                                                                                      --------------------
                              Net realized gain (loss) on investments and foreign
                                  currency transactions                                                        (4,692,069)
                                                                                                      --------------------
     Net change in unrealized appreciation (depreciation) on investments (B)                                      292,954
     Net change in unrealized appreciation (depreciation) on  foreign
        currency transactions                                                                                     (50,106)
                                                                                                      --------------------
                              Net change in unrealized appreciation (depreciation) on
                                  investments and foreign currency transactions                                   242,848
                                                                                                      --------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
     CURRENCY TRANSACTIONS ALLOCATED FROM THE PORTFOLIO                                                        (4,449,221)
                                                                                                      --------------------

NET INCREASE (DECREASE)  IN NET ASSETS RESULTING FROM OPERATIONS                                             $ (3,364,389)
                                                                                                      ====================
------------------------------

(A) Net of Indian  capital  gain tax of  $430,959.
(B) Net of  deferred  Indian capital gain tax of $210,969.

    The accompanying notes are an integral part of the financial statements.

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SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (FUND)
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STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        For the Year Ended October 31,
                                                                                --------------------------------------------
                                                                                       1997                    1996
                                                                                --------------------    --------------------


NET ASSETS, BEGINNING OF PERIOD                                                       $ 167,570,050            $ 18,423,256
                                                                                --------------------    --------------------

OPERATIONS:
    Net investment income (loss)                                                          1,084,832                 425,357
    Net realized gain (loss) on investments sold                                         (4,692,069)             (6,759,042)
    Net change in unrealized appreciation (depreciation) on investments                     242,848                 604,159
                                                                                --------------------    --------------------
    Net increase (decrease) in net assets resulting from operations                      (3,364,389)             (5,729,526)
                                                                                --------------------    --------------------

DISTRIBUTION TO SHAREHOLDERS FROM:
    Net investment income - Investor Shares                                                (150,511)               (102,592)
    Net investment income - Advisor Shares                                                  (10,884)                      -
                                                                                --------------------    --------------------
    Total distributions to shareholders                                                    (161,395)               (102,592)
                                                                                --------------------    --------------------

CAPITAL SHARE TRANSACTIONS:  (NOTE 5)
    Sale of shares - Investor Class *                                                    38,703,940             156,323,036
    Sale of shares - Advisor Class *                                                     28,015,324                       -
    Reinvestment of distributions - Investor Class                                           87,690                  33,428
    Reinvestment of distributions - Advisor Class                                            10,884                       -
    Redemption of shares - Investor Class *                                             (26,043,240)             (1,377,552)
    Redemption of shares - Advisor Class *                                                 (103,102)                      -
                                                                                --------------------    --------------------
    Net increase (decrease) from capital share transactions                              40,671,496             154,978,912
                                                                                --------------------    --------------------

    Net increase (decrease) in net assets                                                37,145,712             149,146,794
                                                                                --------------------    --------------------

NET ASSETS, END OF PERIOD (INCLUDING LINE A)                                          $ 204,715,762           $ 167,570,050
                                                                                ====================    ====================

(A)   Accumulated undistributed net investment income (loss)                              $ 431,813               $ 152,823
                                                                                ====================    ====================

SHARE TRANSACTIONS
    Sale of shares - Investor Class                                                       3,082,070              13,540,103
    Sale of shares - Advisor Class                                                        2,284,352                       -
    Reinvestment of distributions in shares - Investor Class                                  7,929                   3,127
    Reinvestment of distributions in shares - Advisor Class                                     979                       -
    Redemption of shares - Investor Class                                                (2,043,429)               (123,180)
    Redemption of shares - Advisor Class                                                     (9,181)                      -
                                                                                --------------------    --------------------
    Net increase (decrease) in shares                                                     3,322,720              13,420,050
                                                                                ====================    ====================
------------------------------

(*)   Includes purchase and redemption fees (Note 5).

    The accompanying notes are an integral part of the financial statements.

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SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (FUND)
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FINANCIAL HIGHLIGHTS - INVESTOR SHARES

Selected per share data and ratios for an Investor share outstanding throughout each period:

                                                                                              For the Year Ended October 31,
                                                                                    ---------------------------------------------

                                                                                       1997           1996(a)         1995 (b)
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning  of Period                                                    $11.06          $10.63           $10.00
                                                                                    ------------    ------------     ------------
Investment Operations
     Net Investment Income (Loss)                                                        0.06(c)         0.02(c)            0.02
     Net Realized and Unrealized Gain (Loss) on Investments                               (0.03)         0.43(d)            0.61
                                                                                    ------------    ------------     ------------
Total from Investment Operations                                                           0.03            0.45             0.63
                                                                                    ------------    ------------     ------------
Distributions From
     Net Investment Income                                                                (0.01)          (0.02)            -
                                                                                    ------------    ------------     ------------
Total Distributions                                                                       (0.01)          (0.02)            -
                                                                                    ------------    ------------     ------------
Net Asset Value, End of Period                                                           $11.08          $11.06           $10.63
                                                                                    ============    ============     ============

Total Return (e)(f)                                                                       0.27%           4.22%            6.30%

Ratio/Supplementary Data
Net Assets at End of Period (in thousands)                                             $179,436        $167,570          $18,423
Ratios to Average Net Assets:
    Expenses including reimbursement/waiver of fees                                 1.41%(c)           1.60%(c)            1.58(g)
    Expenses excluding reimbursement/waiver of fees                                 1.62%(c)           1.71%(c)            2.45%(g)
    Net investment income (loss) including reimbursement/waiver of fees             0.51%(c)           0.36%(c)            0.46%(g)
Average Commission Rate Per Share (h)                                                $0.0020           $0.0008               N/A
Portfolio Turnover Rate (i)                                                         43.13%             102.70%             44.10%

-------------------------------------------------

(a) On May 17, 1996, the Fund began offering two classes of shares, Investor Shares and Advisor Shares, and all then outstanding shares of the Fund were designated to Investor Shares.
(b) The Fund commenced operations on March 31, 1995 and converted to Core and Gateway(R) on November 1, 1995.
(c) Includes the Fund's proportionate share of income and expenses of the Portfolio.
(d) The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period ended due to the timing of sales and repurchases of the Fund shares in relation to fluctuating market values of the investments of the Fund.
(e) Total return calculation does not include the purchase or redemption fee of 0.50%, respectively.
(f) Total return would have been lower had certain expenses not been reduced during the periods shown. (See Note 4)
(g)  Annualized.
(h) For the fiscal year beginning on or after September 1, 1995, the Fund is required to disclose average commission per share paid by the Portfolio to brokers on the purchase and sale of Portfolio's equity securities on which commissions are charged.
(i) Portfolio turnover represents the rate of portfolio activity. The rate after October 31, 1995 represents the portfolio turnover rate of the Portfolio.er rate of the Portfolio.

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (FUND)
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS - ADVISOR SHARES

Selected per share data and ratios for an Advisor share outstanding throughout the period:

                                                                                                        For the
                                                                                                      Period Ended
                                                                                                      October 31,
-----------------------------------------------------------------------------------------------------------------------

                                                                                                          1997     (a)
                                                                                                      -------------

Net Asset Value, Beginning  of Period                                                                       $11.28
                                                                                                      -------------
Investment Operations
     Net Investment Income (Loss)                                                                            0.03(b)
     Net Realized and Unrealized Gain (Loss) on Investments                                                 (0.19)
                                                                                                      -------------
Total from Investment Operations                                                                            (0.16)
                                                                                                      -------------
Distributions From
     Net Investment Income                                                                                  (0.01)
                                                                                                      -------------
Total Distributions                                                                                         (0.01)
                                                                                                      -------------
Net Asset Value, End of Period                                                                              $11.11
                                                                                                      =============

Total Return (c)(d)(e)                                                                                      (1.42)%

Ratio/Supplementary Data
Net Assets at End of Period (in thousands)                                                                 $25,280
Ratios to Average Net Assets:
    Expenses including reimbursement/waiver of fees                                                      1.66%(b) (f)
    Expenses excluding reimbursement/waiver of fees                                                      2.03%(b) (f)
    Net investment income (loss) including reimbursement/waiver of fees                                  0.27%(b) (f)
Average Commission Rate Per Share (g)                                                                      $0.0020
Portfolio Turnover Rate (h)                                                                                 43.13%


---------------------------------------------------

(a)  Advisor Class shares were first issued on November 21, 1996.
(b) Includes the Fund's proportionate share of income and expenses of the Portfolio.
(c) Total return calculation does not include the purchase or redemption fee of 0.50%, respectively.
(d)  Not Annualized.
(e) Total return would have been lower had certain expenses not been reduced during the period shown. (See Note 4)
(f)  Annualized.
(g) Amount represents the average commission per share paid to brokers on the purchase and sale of Portfolio's equity securities for which commissions are charged.
(h) Portfolio turnover represents the rate of portfolio activity of the Portfolio.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (FUND)
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1.  ORGANIZATION

Schroder Capital Funds (Delaware) (the "Trust") was organized as a Maryland corporation on July 30, 1969; reorganized as a series company on February 29, 1988, as Schroder Capital Funds, Inc.; and reorganized on January 9, 1996, as a Delaware business trust. The Trust, which is registered as an open-end, management investment company under the Investment Company Act of 1940 (the "Act"), currently has eight investment portfolios. Included in this report is the Schroder Emerging Markets Fund Institutional Portfolio (the "Fund"), a non-diversified portfolio that commenced operations on March 31, 1995. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's Investor Shares and Advisor Shares of beneficial interest without par value. As of October 31, 1997, both Investor Shares and Advisor Shares had been issued.

MASTER-FEEDER ARRANGEMENT - Effective November 1, 1995, the Fund has sought to achieve its investment objective by investing all of its investable assets in a separate diversified portfolio, Schroder Emerging Markets Fund Institutional Portfolio (the "Portfolio"), of Schroder Capital Funds ("Schroder Core") that has the same investment objective and substantially similar investment policies as the Fund. This is commonly referred to as a master-feeder arrangement. Schroder Core also is registered as an open-end, management investment company. The Fund may withdraw its investment from the Portfolio at any time if the Trust's Board of Trustees ("Trustees") determines that it is in the best interest of the Fund and its shareholders to do so. The Fund accounts for its investment in the Portfolio as a partnership investment and records daily its share of the Portfolio's income, expenses and realized and unrealized gain and loss. The Portfolio's financial statements are included on pages 16 to 35 in this report and should be read in conjunction with the Fund's financial statements. The Fund owns approximately 78.90% of interest in the Portfolio and may be deemed under certain circumstances, for purposes of the Act, to control the Portfolio.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates.

The following represent significant accounting policies of the Fund:

SECURITY VALUATION - The Trust determines the net asset value per share of the Fund as of the close of trading on the New York Stock Exchange on each Fund business day. Valuation of securities held in the Portfolio are discussed in the Notes to the Financial Statements of the Portfolio.

INVESTMENT INCOME AND EXPENSES - The Trust records daily its pro rata share of the Portfolios' income, expenses and realized and unrealized gain and loss. In addition, the Fund accrues its own expenses.

DISTRIBUTIONS TO SHAREHOLDERS - Dividends and capital gain distributions, if any, are distributed to shareholders at least annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - The Fund intends to qualify and continue to qualify each year as a regulated investment company and distribute all of its taxable income. In addition, by distributing in each calendar year substantially all of its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (FUND)
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

EXPENSE ALLOCATION - The Trust accounts separately for the assets and liabilities and operation of each Fund. Expenses that are directly attributable to more than one Fund are allocated among the respective Funds. Expenses that are directly attributable to a class are allocated to that class.

ORGANIZATIONAL COSTS - Costs incurred by the Fund in connection with its organization and initial registration are being amortized on a straight line basis over a five year period.

NOTE 3.  INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISERS - The Fund currently invests all of its assets in the Portfolio, which retains Schroder Capital Management International Inc. ("SCMI") to act as investment adviser pursuant to an Investment Advisory Agreement. See Notes to the Financial Statements of the Portfolio.

ADMINISTRATOR AND SUBADMINISTRATOR - Effective November 26, 1996 and February 1, 1997, the Trust, on behalf of the Fund, entered into Administration and Subadministration Agreements with Schroder Fund Advisors Inc. ("Schroder Advisors") and Forum Administrative Services, LLC ("Forum"), respectively. From November 26, 1996 through January 31, 1997, the Fund had a Subadministration Agreement with Forum Financial Services, Inc.(R) ("FFSI") that was identical in all material terms to the February 1, 1997 Agreement with Forum. For its services, Schroder Advisors is entitled to receive compensation at an annual rate, payable monthly, of 0.05% of average daily net assets of the Fund. For its services, Forum is entitled to receive compensation at an annual rate, payable monthly, of 0.05% of average daily net assets of the Fund. Prior to November 26, 1996, Schroder Advisors was entitled to compensation at an annual rate of 0.10% and was obligated to pay a fee to FFSI.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT - The transfer agent and dividend disbursing agent for the Fund is Forum Financial Corp.(R) ("FFC"). The transfer agent is paid a transfer agent fee in the amount of $12,000 per year, plus certain other fees and expenses.

SHAREHOLDER SERVICE PLAN AND SERVICE ORGANIZATIONS - The Trust has adopted a Shareholder Service Plan (the "Plan") for the Advisor Share Class under which Schroder Advisors is authorized to pay service organizations a servicing fee. Payments under the Plan may be for various types of services. The maximum annual amount payable under the Plan is 0.25% of the Fund's average net assets attributable to the Advisor Shares.

OTHER SERVICE PROVIDERS - FFC is the Fund's fund accountant. For its services to the Fund, FFC is entitled to receive from the Fund a fee of $12,000 per year.

NOTE 4.  WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

Schroder Advisors has voluntarily waived a portion of its fee and has assumed certain expenses of the Fund so that its total expenses, including indirect expenses borne by the Fund as a result of investing in the Portfolio, would not exceed 1.45% on Investor Shares and 1.70% on Advisor Shares of the respective share's average daily net assets. The expense limitations cannot be modified or withdrawn except by a majority vote of the Trustees of the Trust who are not affiliated persons (as defined in the Act) of the Trust. SCMI, Forum and FFC may waive voluntarily all or a portion of their fees, from time to time. For the year ended October 31, 1997, Schroder Advisors waived fees and reimbursed expenses of $19,679 and $8,705, respectively. For the year ended October 31, 1996, Schroder Advisors waived fees of $53,602.

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (FUND)
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

NOTE 5. PURCHASE AND REDEMPTION FEES

Purchases and redemptions of Fund shares are subjected to a transaction fee of 0.50% of the amount invested and the net asset value redeemed, respectively. These charges are designed to cover the transaction costs the Portfolio incurs (either directly or indirectly as a result of Fund's investment in the Portfolio) as a result of investments or the redemption of Fund shares. These charges, which are not sales charges, are paid to the Fund, not Schroder Advisors or any other entity. The purchase and redemption fees are included in the Statements of Changes in Net Assets shares sold and shared redeemed amounts, respectively, and are included as part of Paid-in Capital in the Statement of Assets and Liabilities. The purchase and redemption fee for each class are as follows:

         For the Year Ended                 Investor Shares                   Advisor Shares
         ------------------             -----------------------          --------------------------
                                        Purchase     Redemption          Purchase        Redemption
                                        --------     ----------          --------        ----------
                 1996                   $787,563       $  6,886          $    -           $     -
                 1997                    192,175        130,890           140,252              566


NOTE 6.  FEDERAL INCOME TAXES

As of October 31, 1997, the Fund has capital loss carryovers available to offset future capital gains as follows:

Carryovers expire on October 31, 2003.............................  $   159,533
Carryovers expire on October 31, 2004.............................    6,451,242
Carryovers expire on October 31, 2005.............................    3,251,813

NOTE 7.  BENEFICIAL INTEREST

For the year ended October 31, 1997, there were 3 unaffiliated shareholders each owning more than 10% of the Fund's net assets totaling 59.3%.

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (FUND)
--------------------------------------------------------------------------------

SUPPLEMENTAL INFORMATION (UNAUDITED)

     A meeting of the Shareholders of the Schroder Capital Funds (Delaware) was held on December 9, 1997 at the office of the Trust, 787 Seventh Avenue, New York, NY.

PROXY VOTE

     The proxy had one proposal of which the following relate to the fund in this report.
     Proposal 1.  Election of Trustees. (For Shareholders of all Funds)
     Each nominee was elected by shareholders.  The vote is listed below.

                                                                     % of Trust
                                            For                        Voted
                                            ---                        -----
     Hon. David N. Dinkins                  14,626,220                 42.12%
     Mr. Peter S. Knight                    14,626,220                 42.12%
     Ms. Sharon L. Haugh                    14,626,220                 42.12%

The Trustees have approved a change in the calculation of fees payable to the Trustees of the Trust effective November 1, 1997. Fees will be calculated and payable as follows. Trustees will receive an annual retainer of $11,000 for their services as Trustees of all open end investment companies distributed by Schroder Fund Advisors, Inc., and $1,250 per meeting attended in person or $500 per meeting attended by telephone. Members of an Audit Committee for one or more of the investment companies will receive an additional $1,000 per year. Payment of the annual retainer will be allocated among the various investment companies based on their relative net assets. Payment of meeting fees will be allocated only among those investment companies to which the meeting relates.

SPECIAL 1997 TAX INFORMATION

The Fund intends to elect to pass through the credit for taxes paid in foreign countries during its fiscal year ended October 31, 1997. In accordance with current tax laws, the foreign income and foreign tax per share (for a share outstanding
October 31, 1997) is as follows:

         Country           Dividends        Foreign Tax                Country          Dividends         Foreign Tax
         -------           ---------        -----------                -------          ---------         -----------
         Argentina            $0.0128           $0.0000                Mauritius            0.0017             0.0000
         Botswana              0.0039            0.0000                Mexico               0.0259             0.0000
         Brazil                0.0442            0.0027                Peru                 0.0020             0.0000
         Chile                 0.0113            0.0030                Philippines          0.0028             0.0007
         Croatia               0.0010            0.0000                Poland               0.0024             0.0004
         Czech Republic        0.0018            0.0003                Portugal             0.0068             0.0011
         Greece                0.0012            0.0000                Slovak Republic      0.0002             0.0000
         Hong Kong             0.0058            0.0000                South Africa         0.0132             0.0000
         Hungary               0.0042            0.0001                Taiwan               0.0116             0.0011
         India                 0.0047            0.0225                Thailand             0.0053             0.0005
         Indonesia             0.0090            0.0013                Turkey               0.0003             0.0000
         Israel                0.0030            0.0007                Venezuela            0.0007             0.0000
         South Korea           0.0065            0.0011                                     ------             ------
                                                                       Total               $0.1823            $0.0355
                                                                                           -------            -------

The pass through of foreign tax credit will affect only those shareholders of the Fund who are holders on the dividend record date in December 1997. Accordingly, shareholders will receive more detailed information along with their form 1099-DIV in January 1998.

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (FUND)
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Schroder Capital Funds (Delaware) and Shareholders of Schroder Emerging Markets Fund Institutional Portfolio:

     We have audited the accompanying statement of assets and liabilities of the Schroder Emerging Markets Fund Institutional Portfolio (a separately managed portfolio of Schroder Capital Funds (Delaware)), as of October 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the Investor Shares for each of the two years in the period then ended and for the period March 31, 1995 (commencement of operations) to October 31, 1995, and the Advisor Shares for the period from November 21, 1996 (commencement of operations) to October 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. Our procedures included confirmation of securities owned as of October 31, 1997 by correspondence with the custodian. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Schroder Emerging Markets Fund Institutional Portfolio as of October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Investor Shares for each of the two years in the period then ended and for the period March 31, 1995 (commencement of operations) to October 31, 1995, and the Advisor Shares for the period from November 21, 1996 (commencement of operations) to October 31, 1997, in conformity with generally accepted accounting principles.






                                                     COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
December 19, 1997

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF OCTOBER 31, 1997

                                STOCKS AND WARRANTS - 91.6%

                 SHARES                                                                            VALUE US$
                 ------                                                                            ---------
                                ARGENTINA  - 4.2%
                                COMMON STOCK
                 59,246      Banco de Galicia y Buenos Aires SA de CV ADR
                                    Finance                                                     $      1,436,139
                251,520      CIADEA SA
                                    Capital Equipment                                                    495,791
                165,114      Compania Naviera Perez Companc SA
                                    Multi-Industry                                                     1,030,930
                252,300      IRSA Inversiones y Representaciones SA
                                    Finance                                                              848,237
                259,200      Telecom Argentina Stet - Fran Tel SA
                                    Telecommunications                                                 1,322,713
                489,000      Telefonica de Argentina SA
                                    Telecommunications                                                 1,335,771
                 30,300      Telefonica de Argentina SA ADR
                                    Telecommunications                                                   852,188
                107,900      YPF Sociedad Anonima  ADR
                                    Energy                                                             3,452,800
                                                                                               ------------------
                                                                                                      10,774,569
                                                                                               ------------------

                                BOTSWANA  - 0.5%
                                COMMON STOCK
                195,000        Sechaba Ord
                                    Services                                                           1,395,616
                                                                                               ------------------

                                BRAZIL  - 12.5%
                                COMMON STOCK
              1,850,000        Centrais Eletricas Brasileiras SA - Eletrobras
                                    Energy                                                               780,272
              1,927,000        Companhia Cervejaria Brahma
                                    Services                                                           1,221,744
             37,000,000        Companhia Energetica de Minas Gerais
                                    Services                                                           1,476,644
             16,440,000        Companhia Paulista de Forca e Luz - CPFL
                                    Energy                                                             2,408,217
              3,680,000        Light - Servicos de Electricidade SA
                                    Energy                                                             1,218,322
             30,383,000        Telecomunicacoes Brasileiras SA - Telebras
                                    Telecommunications                                                 2,742,049

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
AS OF OCTOBER 31, 1997

                 SHARES                                                                            VALUE US$
                 ------                                                                            ---------
                                BRAZIL  (CONCLUDED)
                                PREFERRED STOCK
                 76,662,800     Banco Brasileiro de Decontos SA
                                    Finance                                                     $      564,298
                 19,000,000     Banco Nacional SA(a)(b)
                                    Finance                                                                  0
                  6,551,000     Centrais Eletricas Brasileiras SA - Eletrobras
                                    Energy                                                           2,852,137
                     65,300     Companhia Vale Rio Doce
                                    Finance                                                          1,279,346
                  1,180,250     IKPC - Industrias Klabin de Papel e Celulose SA
                                    Services                                                           909,945
                  1,915,000     Itausa Investimentos Itau SA
                                    Multi-Industry                                                   1,302,721
                  1,558,055     Multibras Eletrodomesticos SA
                                    Capital Equipment                                                  847,921
                 23,190,000     Petrol Brasileiro - Petrobras
                                    Energy                                                           4,606,450
                     23,700     Telecomunicacoes Brasileiras SA Telebras ADR
                                    Telecommunications                                               2,405,550
                 10,418,070     Telecomunicacoes de Sao Paulo SA - TELESP
                                    Telecommunications                                               2,778,152
                  2,464,858     Telecomunicacoes do Parana SA-Telepar
                                    Telecommunications                                               1,296,707
                  8,389,194     Telecomunicacoes do Rio de Janeiro SA-Telerj
                                    Capital Equipment                                                  806,581
                 24,900,000     Unibanco-Uniao Bco(b)
                                    Finance                                                          1,987,483
                    115,530     Usinas Siderurgicas de Minas Gerais SA
                                    Capital Equipment                                                  864,510
                     47,200     Vale Rio Doce B shares(a)(b)
                                    Materials                                                                0
                                RIGHTS
                    325,282     Telecomunicacoes Do Rio De Janeiro(a)
                                    Capital Equipment                                                    4,426
                    120,223     Telecomunicacoes do Parana SA-Telepar - Rights(a)
                                    Telecommunications                                                       0
                    482,097     Telesp Tel Sao(a)
                                    Telecommunications                                                     437
                                                                                             ------------------
                                                                                                    32,353,912
                                                                                             ------------------

                                CHILE - 4.4%
                                COMMON STOCK
                     23,500     Administradora de Fondos de Pensiones Provida SA ADR
                                    Materials                                                          393,625

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
AS OF OCTOBER 31, 1997

                 SHARES                                                                                VALUE US$
                 ------                                                                                ---------
                                CHILE  (CONCLUDED)
                120,000         Banco Santander Chile ADR
                                    Finance                                                         $  1,560,000
                 41,400         Chilectra SA
                                    Energy                                                             1,118,387
                 61,841         Chilgener SA
                                    Energy                                                             1,685,167
                 27,700         Compania Cervecerias Unidas SA
                                    Services                                                             675,188
                107,925         Compania de Telecomunicacion de Chile SA ADR
                                    Telecommunications                                                 2,994,918
                 63,300         Maderas y Sinteticos Sociedad Anonima SA ADR
                                    Multi-Industry                                                       775,425
                 26,800         Quimica y Minera Chile SA ADR
                                    Materials                                                          1,390,253
                 38,900         Santa Isabel SA ADR
                                    Services                                                             719,650
                                                                                               ------------------
                                                                                                      11,312,613
                                                                                               ------------------

                                CHINA, PEOPLES REPUBLIC OF - 1.8%
                                COMMON STOCK
              3,750,000         Beijing Datang Power Gen H(a)
                                    Energy                                                             1,892,101
                 56,000         Huaneng Power International Inc. ADR(a)
                                    Energy                                                             1,232,000
              2,434,000         Qingling Motors Co.
                                    Services                                                           1,590,232
                                                                                               ------------------
                                                                                                       4,714,333
                                                                                               ------------------

                                CROATIA - 0.3%
                                COMMON STOCK
                 60,060         Pliva DD GDR
                                    Consumer Goods                                                       873,870
                                                                                               ------------------

                                CZECH REPUBLIC - 0.8%
                                COMMON STOCK
                 13,630         SPT Telekom AS(a)
                                    Energy                                                             1,569,754
                  2,430         Tabak AS
                                    Consumer Goods                                                       612,601
                                                                                               ------------------
                                                                                                       2,182,355
                                                                                               ------------------


--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
AS OF OCTOBER 31, 1997

                      SHARES                                                                           VALUE US$
                      ------                                                                           ---------
                                EGYPT - 1.0%
                                COMMON STOCK
                      122,000   Commercial International Bank GDR
                                    Finance                                                   $        2,653,500
                                                                                               ------------------

                                GREECE - 1.1%
                                COMMON STOCK
                        58,930  Hellenic Bottling Co. SA
                                    Consumer Goods                                                     2,437,226
                         6,440  Titan Cement Co. SA
                                    Materials                                                            315,116
                                                                                               ------------------
                                                                                                       2,752,342
                                                                                               ------------------

                                HONG KONG - 3.6%
                                COMMON STOCK
                      676,000   Anhui Expressway Co. Ltd.
                                    Capital Equipment                                                    118,068
                      518,000   Cheung Kong Infrastructure Holdings
                                    Capital Equipment                                                  1,340,319
                    1,748,000   China Resources Beijing Land
                                    Finance                                                              712,361
                      409,000   China Resources Enterprise Ltd.
                                    Finance                                                            1,121,780
                      391,000   Citic Pacific Ltd.
                                    Multi-Industry                                                     1,871,661
                      772,000   Cosco Pacific Ltd.
                                    Services                                                             898,894
                      864,000   Guangnan Holdings
                                    Services                                                             793,635
                      685,000   New World Infrastructure(a)
                                    Finance                                                            1,355,909
                      164,000   Shanghai Industrial Holdings
                                    Multi-Industry                                                       729,880
                    2,105,000   Tingyi (Cayamn Islands) Holding Co.
                                    Consumer Goods                                                       354,034
                                Warrants
                      121,428   Guangnan Holdings(a)
                                    Services                                                              18,852
                                                                                               ------------------
                                                                                                       9,315,393
                                                                                               ------------------

                                HUNGARY - 2.3%
                                COMMON STOCK
                        10,600  OTP Bank GDR(a)
                                    Finance                                                              328,600

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
AS OF OCTOBER 31, 1997

                 SHARES                                                                            VALUE US$
                 ------                                                                            ---------
                                HUNGARY  (CONCLUDED)
                       40,460   BorsodChem RT
                                    Materials                                                   $      1,426,215
                       18,200   Gedeon Richter RT
                                    Consumer Goods                                                     1,692,600
                       53,230   MOL Magyar Olaj GDR
                                    Energy                                                             1,155,091
                       25,599   Pannonplast RT
                                    Materials                                                          1,408,686
                                                                                               ------------------
                                                                                                       6,011,192
                                                                                               ------------------

                                INDIA - 9.8%
                                COMMON STOCK
                      166,000   BSES Ltd.
                                    Energy                                                               829,658
                       90,000   Bajaj Auto Ltd.
                                    Capital Equipment                                                  1,426,908
                      283,000   Bharat Heavy Electricals Ltd.
                                    Capital Equipment                                                  2,916,383
                      275,000   Bharat Petroleum
                                    Energy                                                             3,297,127
                       98,700   Hindustan Petroleum Corp. Ltd.
                                    Energy                                                             1,297,092
                      114,000   ITC Ltd.
                                    Consumer Goods                                                     1,763,372
                       68,000   Indian Hotels Co. Ltd.
                                    Services                                                           1,100,454
                      523,000   Mahanagar Telephone Nigam Ltd.
                                    Telecommunications                                                 3,646,546
                       85,000   Mahindra & Mahindra Ltd.
                                    Capital Equipment                                                    850,117
                       48,000   Ranbaxy Laboratories Ltd.
                                    Consumer Goods                                                       935,647
                      630,000   Reliance Industries Ltd.
                                    Materials                                                          3,140,038
                      322,000   State Bank of India
                                    Finance                                                            2,323,464
                        3,200   Steel Authority of India Ltd.
                                    Materials                                                              1,311
                      125,000   Tata Engineering and Locomotive Co.
                                    Capital Equipment                                                  1,096,177
                       30,300   Videsh Sanchar Nigam Ltd.
                                    Telecommunications                                                   708,236
                                                                                               ------------------
                                                                                                      25,332,530
                                                                                               ------------------

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
AS OF OCTOBER 31, 1997

                      SHARES                                                              VALUE US$
                      ------                                                               --------
                                INDONESIA - 2.8%
                                COMMON STOCK
                      276,480   Astra
                                    Capital Equipment                                 $      205,155
                      164,500   Daya Guna Samudera
                                    Consumer Goods                                            212,185
                       15,500   Gulf Indonesia Resources Ltd.(a)
                                    Energy                                                    325,500
                    1,110,200   London Sumatra Indonesia
                                    Energy                                                  1,193,349
                      376,000   PT Gudang Garam
                                    Capital Equipment                                       1,063,854
                      519,200   PT Indofoods Sukses Makmur
                                    Consumer Goods                                            518,479
                      255,500   PT Indostat ADR
                                    Telecommunications                                        575,851
                      816,500   PT Jaya Real Property
                                    Finance                                                   141,557
                    2,923,000   PT Telekomunikasi Indonesia
                                    Telecommunications                                      2,716,238
                       31,500   PT Unilever Indonesia
                                    Services                                                  244,660
                                WARRANTS
                      253,682   PT Bank International Indonesia(a)
                                    Finance                                                    14,355
                                                                                     ------------------
                                                                                             7,211,183
                                                                                     ------------------

                                ISRAEL - 2.6%
                                COMMON STOCK
                      579,900   Bank Leumi Le-Israel
                                    Finance                                                    888,824
                       88,900   Blue Square-Israel Ltd.(a)
                                    Services                                                 1,033,463
                       88,290   Osem Investment Ltd.
                                    Consumer Goods                                             471,384
                      403,800   Supersol Ltd.
                                    Services                                                 1,157,891
                       65,000   Tadiran Telecommunications Ltd.
                                    Telecommunications                                       1,470,626
                       36,950   Teva Pharmaceutical Industries Ltd. ADR
                                    Consumer Goods                                           1,727,413
                                WARRANTS
                      107,500   Bank Leumi 3(a)
                                    Finance                                                      6,749

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
AS OF OCTOBER 31, 1997

                       SHARES                                                                     VALUE US$
                       ------                                                                     ---------
                                ISRAEL  (CONCLUDED)
                      107,500   Bank Leumi 4(a)
                                    Finance                                                     $         16,872
                                                                                               ------------------
                                                                                                       6,773,222
                                                                                               ------------------

                                KOREA, REPUBLIC OF - 4.2%
                                COMMON STOCK
                       72,000   Daewoo Securities(a)
                                    Finance                                                              888,060
                        6,795   Kookmin Bank GDR
                                    Finance                                                               54,935
                       77,010   Korea Electric Power Corp.
                                    Energy                                                             1,093,530
                      168,000   L.G. Electronics
                                    Capital Equipment                                                  2,263,684
                       10,173   L.G. Information and Communication Ltd.
                                    Capital Equipment                                                    582,038
                       17,000   L.G. Semiconductor Co.(a)
                                    Capital Equipment                                                    280,162
                       28,000   Pohang Iron & Steel Co. Ltd.
                                    Materials                                                          1,230,683
                        2,239   SK Telecom Co. Ltd.(b)
                                    Telecommunications                                                   755,535
                       25,044   Samsung Electronics Co.
                                    Capital Equipment                                                    986,256
                       42,000   Shinhan Bank
                                    Finance                                                              322,140
                       57,750   Ssangyong Oil Refining Co. Ltd.
                                    Energy                                                               784,127
                      118,000   Yukong Ltd.
                                    Energy                                                             1,589,968
                                                                                               ------------------
                                                                                                      10,831,118
                                                                                               ------------------

                                MAURITIUS - 0.5%
                                COMMON STOCK
                   2,250,000    State Bank of Mauritius Ltd.
                                    Finance                                                            1,309,768
                                                                                               ------------------

                                MEXICO - 12.3%
                                COMMON STOCK
                       40,200   Bufete Industrial SA ADR(a)
                                    Capital Equipment                                                    592,950
                      781,720   Cemex SA de CV(a)
                                    Materials                                                          3,063,749

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
AS OF OCTOBER 31, 1997

                     SHARES                                                                            VALUE US$
                     ------                                                                            ----------
                                MEXICO  (CONCLUDED)
                     110,048    Cifra SA - Ser A
                                    Services                                                       $        198,660
                   1,963,000    Cifra SA de CV
                                    Services                                                              3,450,404
                     586,000    Consorcio ARA SA(a)
                                    Capital Equipment                                                     2,167,922
                     246,000    Desc SA de CV
                                    Multi-Industry                                                        2,132,779
                     623,000    Fomento Economico Mexicano SA de CV
                                    Services                                                              4,372,838
                     286,400    Grupo Carso SA de CV
                                    Multi-Industry                                                        1,819,761
                   2,050,000    Grupo Financiero Bancomer(a)
                                    Services                                                                988,480
                     191,800    Hylsamex SA
                                    Capital Equipment                                                     1,234,628
                     381,000    Industrias Penoles
                                    Materials                                                             1,502,282
                     332,500    Kimberly-Clark de Mexico SA de CV
                                    Services                                                              1,425,565
                     263,300    Sanluis Corporacion SA de CV
                                    Multi-Industry                                                        2,004,457
                     111,900    Telefonos de Mexico SA ADR
                                    Telecommunications                                                    4,839,675
                     102,600    Tubos de Acero de Mexico SA ADR(a)
                                    Materials                                                             2,071,239
                                                                                                  ------------------
                                                                                                         31,865,389
                                                                                                  ------------------

                                PAKISTAN - 0.7%
                                COMMON STOCK
                      41,000    Hub Power Co. Ltd.(a)(b)
                                    Multi-Industry                                                        1,311,180
                       6,000    Pakistan Telecommunications Corp.(a)
                                    Services                                                                488,812
                                                                                                  ------------------
                                                                                                          1,799,992
                                                                                                  ------------------

                                PERU - 0.3%
                                COMMON STOCK
                      40,500    CPT Telefonica del Peru SA ADR
                                    Telecommunications                                                      799,875
                                                                                                  ------------------

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
AS OF OCTOBER 31, 1997

                 SHARES                                                                            VALUE US$
                 ------                                                                            ---------
                                PHILIPPINES - 2.9%
                                COMMON STOCK
                   3,735,843    Ayala Land Inc.
                                    Finance                                                     $      1,452,094
                   9,880,000    Belle Corp.(a)
                                    Materials                                                            893,739
                   3,727,000    Digital Telecommunications Phils., Inc.(a)
                                    Telecommunications                                                   181,213
                     443,280    Manila Electric Co. "B" Shares
                                    Energy                                                             1,353,335
                     128,540    Philippine Long Distance Telephone Co.
                                    Telecommunications                                                 3,179,435
                   1,840,000    SM Prime Holdings
                                    Finance                                                              322,488
                      18,000    Universal Robina Corp.
                                    Consumer Goods                                                         2,290
                                WARRANTS
                   1,529,000    Belle Corp.(a)(b)
                                    Materials                                                                281
                                                                                               ------------------
                                                                                                       7,384,875
                                                                                               ------------------

                                POLAND - 2.2%
                                COMMON STOCK
                      33,080    Bank Rozwoju Eksportu SA
                                    Finance                                                              598,003
                     208,330    Bydgoska Fabryka Kabli SA(a)
                                    Capital Equipment                                                  1,703,705
                      59,410    Gorazdze
                                    Materials                                                          1,679,164
                      48,850    Krosno SA(a)
                                    Materials                                                            483,593
                      14,000    Wedel SA
                                    Consumer Goods                                                       674,892
                      34,004    Zaklandy Metali Lekkich Kety(a)
                                    Materials                                                            459,566
                                                                                               ------------------
                                                                                                       5,598,923
                                                                                               ------------------

                                PORTUGAL - 3.6%
                                COMMON STOCK
                      28,750    Banco Espirito Santo e Comercial de Lisboa
                                    Finance                                                              834,329
                      38,894    Estabelecimentos Jeronimo Martins & Filho
                                    Retail                                                             2,545,128
                      32,640    Portugal Telecom
                                    Energy                                                             1,340,032

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
AS OF OCTOBER 31, 1997

                    SHARES                                                                         VALUE US$
                    ------                                                                         ---------
                                PORTUGAL  (CONCLUDED)
                    135,100     Semapa - Sociedade de Investimento e Gestao SGPS SA
                                    Materials                                                   $      3,121,117
                     17,000     Telecel-Comunicacaoes Pessoais SA(a)
                                    Energy                                                             1,538,066
                                                                                               ------------------
                                                                                                       9,378,672
                                                                                               ------------------

                                RUSSIA - 0.7%
                                COMMON STOCK
                     36,000     Gazprom ADR
                                    Energy                                                               805,500
                     11,300     Lukoil Holding
                                    Energy                                                               987,301
                                                                                               ------------------
                                                                                                       1,792,801
                                                                                               ------------------

                                SLOVAK REPUBLIC - 0.1%
                                COMMON STOCK
                      9,076     Nafta Gbely AS
                                    Services                                                             354,362
                                                                                               ------------------

                                SOUTH AFRICA - 7.2%
                                COMMON STOCK
                    215,800     Amalgamated Banks of South Africa
                                    Finance                                                            1,277,989
                     57,800     Anglo American Corp. of South Africa Ltd.
                                    Materials                                                          2,498,161
                    220,854     Barlow Ltd.
                                    Multi-Industry                                                     2,225,750
                    325,000     Billiton plc(a)
                                    Materials                                                            952,208
                    219,400     Dimension Data Holdings Ltd.(a)
                                    Capital Equipment                                                    911,793
                     85,000     Dorbyl Ltd.
                                    Capital Equipment                                                    868,987
                    101,776     Ellerine Holdings Ltd.
                                    Services                                                             771,912
                    140,100     Fedsure Holdings Ltd.
                                    Finance                                                            1,513,808
                    128,649     Foodcorp Ltd.
                                    Services                                                             735,137
                    596,000     Malbak Ltd.
                                    Multi-Industry                                                       696,004
                    369,000     Nampak Ltd.
                                    Services                                                           1,150,130


--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
AS OF OCTOBER 31, 1997

                      SHARES                                                                       VALUE US$
                      ------                                                                       ---------
                                SOUTH AFRICA  (CONCLUDED)
                          186   New Clicks Holdings Ltd.
                                    Services                                                    $            243
                      184,000   Sasol Ltd.
                                    Energy                                                             2,217,558
                       78,368   South African Breweries Ltd.
                                    Services                                                           2,077,871
                      105,114   South African Druggists Ltd.
                                    Consumer Goods                                                       658,532
                                                                                               ------------------
                                                                                                      18,556,083
                                                                                               ------------------

                                TAIWAN - 4.1%
                                COMMON STOCK
                      100,000   Acer Inc. GDR(a)
                                    Capital Equipment                                                    649,000
                       79,559   Asia Cement Corp. GDR
                                    Capital Equipment                                                    873,159
                       43,000   Asustek Computer, Inc.(a)
                                    Multi-Industry                                                       497,080
                      138,600   China Steel Corp. GDR
                                    Materials                                                          2,033,955
                       50,397   Evergreen Marine Corp.
                                    Capital Equipment                                                    519,089
                      116,500   ROC Taiwan Fund
                                    Finance                                                            1,027,734
                      104,200   Siliconware Precision Industries Co.(a)
                                    Capital Equipment                                                  1,002,925
                       10,000   Taiwan Fund Inc.
                                    Finance                                                              189,743
                       99,000   Taiwan Semiconductor Manufacturing Co.(a)
                                    Capital Equipment                                                  1,961,435
                      139,345   Teco Electric & Mach GDR(a)
                                    Capital Equipment                                                  1,833,301
                                                                                               ------------------
                                                                                                      10,587,421
                                                                                               ------------------

                                THAILAND - 0.9%
                                COMMON STOCK
                      256,000   Electricity Generating Public Co. Ltd.
                                    Energy                                                               418,087
                      173,789   Land & House Public Co. Ltd.
                                    Finance                                                              148,267
                      108,000   PTT Exploration and Production Public Co. Ltd.
                                    Materials                                                          1,079,345
                      699,000   TelecomAsia Corp. Public Co. Ltd.(a)
                                    Telecommunications                                                   302,430

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
AS OF OCTOBER 31, 1997

                   SHARES                                                                            VALUE US$
                   ------                                                                            ---------
                                THAILAND  (CONCLUDED)
                   258,000      Total Access Communication Public Co. Ltd.
                                    Telecommunications                                          $        492,780
                                                                                               ------------------
                                                                                                       2,440,909
                                                                                               ------------------

                                TURKEY - 2.6%
                                COMMON STOCK
                 4,946,640      Migros Turk
                                    Services                                                           5,189,250
                 5,223,720      Netas Telekomunik(a)
                                    Energy                                                             1,565,690
                                                                                               ------------------
                                                                                                       6,754,940
                                                                                               ------------------

                                VENEZUELA - 1.5%
                                COMMON STOCK
                 2,918,823      Electricidad De Caracas
                                    Energy                                                             3,833,162
                                                                                               ------------------

                                ZIMBABWE - 0.1%
                                COMMON STOCK
                   153,000      Meikles Africa Ltd.
                                    Materials                                                            306,000
                                                                                               ------------------

                  PAR
                  ---
                                CORPORATE BONDS - 0.2%
                   428,000      Delta Electronic, 0.05%, 3/6/04
                                    Capital Equipment                                                    470,800
                                                                                               ------------------

                                REPURCHASE AGREEMENTS - 4.2%
                11,000,000      Chase Securities, Inc., 5.55%, 11/3/97, to be
                                    repurchased at $11,005,087.  Collateralized by
                                    $10,355,000 U.S. Treasury Notes, 6.88%, 5/15/06.                  11,000,000
                                                                                               ------------------

                                    Total Investments - 96.0% (cost $249,810,879)                    248,721,720

                                    Other Assets Less Liabilities - 4.0%                              10,354,172
                                                                                               ------------------

                                    Total Net Assets - 100%                                        $ 259,075,892
                                                                                               ==================

------------------------------------

(a)   Non-income producing security.
(b) Valued pursuant to methodology approved by the Board of Trustees. ADR - American Depository Receipts
GDR - Global Depository Receipts


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1997

ASSETS:
      Investments (Note 2)
         Investments at cost                                                                                 $ 249,810,879
         Net unrealized appreciation (depreciation)                                                             (1,089,159)
                                                                                                       --------------------
                               Total Investments at value                                                      248,721,720

      Cash                                                                                                       7,802,685
      Receivable for investments sold                                                                            4,428,593
      Receivable for dividends, tax reclaims and interest                                                          294,672
      Organization costs, net of amortization (Note 2)                                                               7,420
                                                                                                       --------------------

                               Total Assets                                                                    261,255,090
                                                                                                       --------------------

LIABILITIES:
      Payable for investments purchased                                                                          1,551,192
      Payable to investment adviser (Note 3)                                                                       147,396
      Payable to administrator (Note 3)                                                                             12,476
      Payable to subadministrator (Note 3)                                                                          24,951
      Accrued foreign taxes payable (Note 5)                                                                       303,077
      Accrued expenses and other liabilities                                                                       140,106
                                                                                                       --------------------

                               Total Liabilities                                                                 2,179,198
                                                                                                       --------------------

                               Net Assets                                                                    $ 259,075,892
                                                                                                       ====================

COMPONENTS OF NET ASSETS:
      Investors' capital                                                                                     $ 260,212,052
      Net unrealized appreciation (depreciation) on investments                                                 (1,136,160)
                                                                                                       --------------------

                               Net Assets                                                                    $ 259,075,892
                                                                                                       ====================


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
                                                                                                            FOR THE
                                                                                                          YEAR ENDED
                                                                                                       OCTOBER 31, 1997
                                                                                                      --------------------
INVESTMENT INCOME:
     Dividend income (net of foreign withholding taxes of $301,502)                                           $ 4,379,899
     Interest income                                                                                              510,880
                                                                                                      --------------------
                              Total Investment Income                                                           4,890,779
                                                                                                      --------------------

EXPENSES:
     Investment advisory ( Note 3)                                                                              2,548,282
     Administration (Note 3)                                                                                      139,234
     Subadministration (Note 3)                                                                                   243,008
     Transfer agency (Note 3)                                                                                      12,038
     Custody                                                                                                      520,856
     Accounting (Note 3)                                                                                           73,000
     Audit                                                                                                         47,144
     Legal                                                                                                         12,893
     Trustees                                                                                                       9,216
     Amortization of organization costs (Note 2)                                                                    2,474
     Miscellaneous                                                                                                 46,982
                                                                                                      --------------------
                              Total Expenses                                                                    3,655,127
     Fees waived (Note 6)                                                                                        (534,861)
                                                                                                      --------------------
                              Net Expenses                                                                      3,120,266
                                                                                                      --------------------

NET INVESTMENT INCOME (LOSS)                                                                                    1,770,513
                                                                                                      --------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
     TRANSACTIONS:
     Net realized gain (loss) on investments sold (A)                                                          (9,939,119)
     Net realized gain (loss) on foreign currency transactions                                                   (324,841)
                                                                                                      --------------------
                              Net realized gain (loss) on investments and foreign currency
                                     transactions                                                             (10,263,960)
                                                                                                      --------------------
     Net change in unrealized appreciation (depreciation) on investments (B)                                   (2,807,672)
     Net change in unrealized appreciation (depreciation) on foreign currency
        transactions                 transactions                                                                  (2,842)
                                                                                                      --------------------
                              Net change in unrealized appreciation (depreciation) on
                                   investments and foreign currency transactions                               (2,810,514)
                                                                                                      --------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
     TRANSACTIONS                                                                                             (13,074,474)
                                                                                                      --------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                             $ (11,303,961)
                                                                                                      ====================
------------------------------

(A) Net of Indian capital gain tax of $430,959. (B) Net of deferred Indian capital gain tax of $210,969.


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                        For the Year Ended October 31,
                                                                                --------------------------------------------
                                                                                       1997                    1996
                                                                                --------------------    --------------------

NET ASSETS, BEGINNING OF PERIOD                                                       $ 167,549,528                     $ -
                                                                                --------------------    --------------------

OPERATIONS:
    Net investment income (loss)                                                          1,770,513                 605,321
    Net realized gain (loss) on investments                                             (10,263,960)             (6,759,042)
    Net change in unrealized appreciation (depreciation) on investments                  (2,810,514)              1,674,354
                                                                                --------------------    --------------------
    Net increase (decrease) in net assets resulting from operations                     (11,303,961)             (4,479,367)
                                                                                --------------------    --------------------


TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST (A):
    Contributions                                                                       129,110,600             173,679,036
    Withdrawals                                                                         (26,280,275)             (1,650,141)
                                                                                --------------------    --------------------
    Net increase (decrease) in net assets from
      transactions from investors' beneficial interest                                  102,830,325             172,028,895
                                                                                --------------------    --------------------

    Net increase (decrease) in net assets                                                91,526,364             167,549,528
                                                                                --------------------    --------------------

NET ASSETS, END OF PERIOD                                                             $ 259,075,892           $ 167,549,528
                                                                                ====================    ====================

(A)   Includes purchase and redemption fees (Note 7).





    The accompanying notes are an integral part of the financial statements.

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SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Portfolio performance for the following periods:

                                                                                      For the Year Ended October 31,
                                                                                  ---------------------------------------
                                                                                       1997              1996
-------------------------------------------------------------------------------------------------------------------------
Ratio to Average Net Assets:
      Expenses including reimbursement/waiver of fees                                 1.22%             1.45%
      Expenses excluding reimbursement/waiver of fees                                 1.43%             1.51%
      Net investment income including reimbursement/waiver of fees                    0.69%             0.52%

Average Commission Rate Per Share (a)                                                $0.0020           $0.0008
Portfolio Turnover Rate                                                              43.13%           102.70%

---------------------------------------------------

(a) Amount represents the average commission per share paid by the Portfolio to brokers on the purchase and sale of equity securities on which commissions are charged.






    The accompanying notes are an integral part of the financial statements.

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SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1.  ORGANIZATION

Schroder Capital Funds ("Schroder Core") was organized as a Delaware business trust by on September 7, 1995. Schroder Core, which is registered as an open-end, management investment company under the Investment Company Act of 1940 (the "Act"), currently has six investment portfolios. Included in this report is Schroder Emerging Markets Fund Institutional Portfolio (the "Portfolio"), a non-diversified portfolio that commenced operations on November 1, 1995. Under its Trust Instrument, Schroder Core is authorized to issue an unlimited number of interests without par value. Interests in the Portfolio are sold in private placement transactions without any sales charges to qualified investors, including open-end, management investment companies. Purchases and redemptions are subject to a subscription transactions charge of 0.50% payable to the Portfolio to reimburse transaction costs incurred with respect to the Portfolio's purchase or sale of portfolio investments.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates.

The following represent significant accounting policies of the Portfolio:

SECURITY VALUATION - Portfolio securities listed on recognized stock exchanges are valued at the last reported sale price on the exchange on which the securities are principally traded. Listed securities traded on recognized stock exchanges where last sale prices are not available are valued at the last sale price on the preceding trading day or at closing mid-market prices. Securities traded in over-the-counter markets are valued at the most recent reported mid-market price. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by Schroder Core's Board of Trustees. Fair valued securities represented approximately 1.63% of total investments at October 31, 1997.

SECURITY TRANSACTIONS AND INVESTMENT INCOME - Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio is informed of the ex-dividend date. Dividend income is recorded net of withholding tax. Interest income, including amortization of discount or premium, is recorded as earned. Identified cost of investments sold is used to determine realized gain and loss for both financial statement and federal income tax purposes. Foreign dividend and interest income amounts and realized capital gain and loss are converted to U.S. dollar equivalents using foreign exchange rates in effect at the date of the transactions.

Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and
(ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

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SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The Portfolio may enter into forward contracts to purchase or sell foreign currencies to protect against the effect on the U.S. dollar value of the underlying portfolio of possible adverse movements in foreign exchange rates. Risks associated with such contracts include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such contracts are recorded daily as unrealized gain or loss; realized gain or loss include net gain or loss on contracts that have terminated by settlement or by the Portfolio entering into offsetting commitments.

REPURCHASE AGREEMENTS - The Portfolio may invest in repurchase agreements. The Portfolio, through its custodian, receives delivery of the underlying collateral, whose market value must always equal or exceed the repurchase price. The investment adviser is responsible for determining the value of the underlying collateral at all times. In the event of default, the Portfolio may have difficulties with the disposition of any securities held as collateral.

EXPENSE ALLOCATION - Schroder Core accounts separately for the assets and liabilities and operation of each Portfolio. Expenses that are directly attributable to more than one Portfolio are allocated among the respective Portfolios.

ORGANIZATIONAL COSTS - Costs incurred by the Portfolio in connection with this organization and initial registration are being amortized on a straight line basis over a five-year period.

NOTE 3.  INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER - Schroder Capital Management International Inc. ("SCMI"), is the investment adviser. Pursuant to an Investment Advisory Agreement, SCMI is entitled to receive an annual fee, payable monthly, of 1.00% of the average daily net assets of the Portfolio. SCMI voluntarily has undertaken to waive a portion of its fees in order to limit fees paid for the Portfolio's investment advisory services to 0.85% of its average daily net assets. This fee waiver cannot be withdrawn except by a majority vote of the Trustees of the Trust who are not affiliated persons (as defined in the Act) of the Trust. Prior to February 1, 1997, the total advisory fees paid by the Portfolio to SCMI represented an annual effective rate of 1.00% of the Portfolio's average daily net assets.

ADMINISTRATOR AND SUBADMINISTRATOR - Effective February 1, 1997, the administrator of the Portfolio is Schroder Fund Advisors Inc. ("Schroder Advisors"). In addition, the Portfolio has entered into a Subadministration Agreement with Forum Administrative Services, LLC ("Forum"). For its services, Schroder Advisors and Forum are entitled to receive compensation at annual rates, payable monthly, of 0.05% and 0.10%, respectively of the average daily net assets of the Portfolio. Prior to February 1, 1997, Schroder Advisors was entitled to compensation at an annual rate of 0.15% of the average daily net assets and obligated to make subadministration payment to Forum Financial Services, Inc.(R) ("FFSI").

TRANSFER AGENT - Forum Financial Corp.(R) ("FFC") serves as the Portfolio's transfer agent and is entitled to receive compensation for those services from Schroder Core with respect to the Portfolio in the amount of $12,000 per year plus certain other fees and expenses.

OTHER SERVICE PROVIDERS - FFC also performs portfolio accounting for the Portfolio and is entitled to receive compensation for those services in the amount of $60,000 per year, plus certain amounts based upon the number and types of portfolio transactions.

NOTE 4.  PURCHASES AND SALES OF SECURITIES

The cost of  securities  purchased  and the  proceeds  from sales of  securities
(excluding  short-term   investments)  for  the  year  ended  October  31,  1997
aggregated $191,338,159 and $103,179,104, respectively.

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

For federal income tax purposes, the tax basis of investment securities owned as of October 31, 1997 was $250,930,132 and the net unrealized depreciation of investment securities was $2,208,412. The aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost was $37,582,316, and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value was $39,790,728.

NOTE 5.  FEDERAL TAXES

The Portfolio is not required to pay federal income taxes on its net investment income and net capital gain as it is treated as a partnership for federal income tax purposes. All interest, dividends, gain and loss of the Portfolio are deemed to have been "passed through" to the partners in proportion to their holdings of the Portfolio regardless of whether such interest, dividends or gain have been distributed by the Portfolio.

Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates. Indian tax regulations require that taxes be paid on capital gains realized by the Portfolio. At October 31, 1997, the Portfolio decreased net unrealized appreciation on investments by the estimated tax liability attributable to Indian investments of $210,969 and decreased net realized gains on investments by $430,959 for taxes incurred on gains realized from Indian investments.

NOTE 6.  WAIVER OF FEES

Effective May 5, 1997, SCMI voluntarily waived a portion of its advisory fee so that the Portfolio's total expenses would not exceed 1.18% of the Portfolio's average daily net assets. Prior to May 5, 1997, the expense ratio cap ranged between 1.30% and 1.45% of total expenses of the Portfolio's average daily net assets. Schroder Advisors, Forum and FFC may waive voluntarily all or a portion of their fees from time to time. For the year ended October 31, 1997, SCMI waived fees of $534,861 and for the year ended October 31, 1996, SCMI and Schroder Advisors waived fees of $51,560 and $12,743, respectively.

NOTE 7.  PURCHASE AND REDEMPTION FEE

Purchases and redemptions of interest in the Portfolio are subject to a charge of 0.50% of the net asset value of the interests purchased or redeemed. This charge is designed to cover the transaction costs incurred by the Portfolio (either directly or indirectly) as a result of a purchases or redemptions of interests in the Portfolio, including brokerage commissions in acquiring or selling portfolio securities; currency transactions costs; interest recordkeeper costs; and to protect the interests of other interestholders. These charges, which are not sales charges, are paid to the Portfolio, not SCMI, Forum or any other entity. The purchase and redemption fees for the year ended October 31, 1997 were $644,942 and $131,930, respectively. The purchase and redemption fees are included in the Statement of Changes in Net Assets contributions and withdrawal amounts, respectively, and are included in the Investors' Capital in the Statement of Assets and Liabilities.

NOTE 8.  CONCENTRATION OF RISK

The Portfolio's investments in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic events in these markets may have disruptive effects on the market prices of the Portfolio's investments.

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Schroder Capital Funds and Investors of Schroder Emerging Markets Fund Institutional Portfolio:

     We have audited the accompanying statement of assets and liabilities of the Schroder Emerging Markets Fund Institutional Portfolio (a separate portfolio of Schroder Capital Funds), including the schedule of investments, as of October 31, 1997, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Schroder Emerging Markets Fund Institutional Portfolio as of October 31, 1997, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles.




                                                 COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
December 19, 1997

INVESTMENT ADVISER
Schroder Capital Management International Inc.
787 Seventh Avenue
New York, New York 10019

ADMINISTRATOR & DISTRIBUTOR
Schroder Fund Advisors Inc.
787 Seventh Avenue
New York, New York 10019

CUSTODIAN
The Chase Manhattan Bank
Global Custody Division
125 London Wall
London EC2Y 5AJ, United Kingdom

TRANSFER AND DIVIDEND DISBURSING
AGENT
Forum Financial Corp.
Two Portland Square
Portland, Maine  04101

COUNSEL
Ropes & Gray
One International Place
Boston, Massachusetts 02110-2624

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109

















This report is for the information of the shareholders of the Schroder Emerging Markets Fund Institutional Portfolio. Its use in connection with any offering of the Fund's shares is authorized only in case of a concurrent or prior delivery of the Fund's current prospectus.